                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2007

Date of reporting period: DECEMBER 31, 2007

Item 1. Report to Shareholders

ANNUAL REPORT

DECEMBER 31, 2007

Worldwide Insurance Trust

          WORLDWIDE EMERGING MARKETS FUND

The information in the shareholder letter represents the personal opinions of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the portfolio manager are as of December 31, 2007, and are subject to change.

Worldwide Emerging Markets Fund

Dear Shareholder:

The Initial Class shares of the Van Eck Worldwide Emerging Markets Fund generated a strong total return of 37.56% for the twelve months ended December 31, 2007. The Fund slightly underperformed its emerging markets equity asset class benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, which returned 39.78% for the year. We attribute the Fund’s relative underperformance to its emphasis on small- to mid-capitalization companies during a period that favored large-cap companies. It is worth noting, however, that the Fund’s small-cap focus has helped it outperform its larger-cap benchmark over longer time periods.

Market and Economic Review

2007 marked the fifth consecutive year of positive absolute returns for emerging markets equities. This five-year period represents the asset class’ longest positive stretch since the benchmark MSCI EM Index was first introduced in 1987. This past year emerging markets equities outpaced both the broader U.S. equity market as measured by the Standard & Poor’s (S&P) 500 Index2 (+5.49%), and the developed international markets as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index3 (+11.63%). The year, however, was not without its difficulties.

Considerable volatility put pressure on financial markets in the second half of 2007. The emerging markets asset class remained resilient during this period of financial turbulence, and this marks a significant achievement. In the past, emerging markets have been among the first to suffer during bouts of heightened market volatility. Just a decade ago, most developing nations were burdened with high debt and low foreign reserves, which made their economies very vulnerable to swings in interest rates and investor sentiment. But over the past ten years, developing countries and their corporations have done an admirable job of reducing leverage and shoring up their finances. Sound fiscal policies and strong economic fundamentals have also boosted their health. Most have taken advantage of robust domestic growth and the positive tailwind from rising commodity prices. Ten years after the Asian currency crisis triggered deep recessions across the region and turmoil throughout world markets, emerging markets are no longer serving as a source of broad contagion.

As investors acknowledge the growing strength of emerging markets, there has been considerable talk of “decoupling”— i.e., the lessening in the correlation between the emerging markets economies and those of the developed world—particularly with the U.S. economy. We find this thesis a bit misleading. If one is a proponent of globalization, decoupling, in an economic sense, is counter intuitive. More appropriately, emerging markets economies appear to have “de-risked” relative to the world’s more developed economies. This idea was strongly demonstrated by the reaction of the emerging markets to the midsummer meltdown in the U.S. subprime mortgage sector. While the ensuing credit crunch sent tremors through almost all global financial markets, emerging markets were not disproportionately affected. Some of the emerging markets are even now being considered relatively safe havens, in contrast to the credit-crunch-plagued developed markets. Another source of comfort, as we head into what may be a difficult year economically, is the broad development of capital markets in emerging economies. The expanding breadth and depth of capital market opportunities and its participants should also help to moderate risk going forward.

Regional Performance

Latin American equities were the performance leaders among global emerging markets in 2007, with the Brazilian equity markets overwhelmingly carrying the region. The MSCI EM Latin America Index4 rose 50.67% for the year (in U.S. dollar terms), marking the fifth year running in which Latin American stocks posted double-digit gains. Brazilian equities soared 71.28%. Brazil emerged as the center of finance for the region, as credit upgrades by rating agencies Fitch and Standard & Poor’s moved the country closer to the coveted investment-grade status. Brazilian companies continued to outperform on the back of strong earnings growth and the global commodities boom that continues to value Brazilian metals and food. Peru, the world’s second largest producer of silver,

Worldwide Emerging Markets Fund

was another top performer, rising 45.07%, on the back of continued high demand for its commodities (silver, gold, copper, zinc and lead). By contrast, Mexico underperformed (up 13.01%) as its market was held back by concerns over the U.S. economy and domestic inflation fears.

Emerging Asian markets gained 41.58% (in U.S. dollar terms) in 2007 as measured by the MSCI EM Asia Index5, thus posting returns in line with the broader benchmark MSCI EM Index for the year (+39.78%). Performance by individual countries was widely dispersed. The combination of high liquidity and high growth drove a re-rating of the domestic and Hong Kong-listed Chinese stocks (+58.29%), while Indian equities (+67.10%) continued to benefit from strong domestic consumption and investment activity. Korea (+36.63%) and Thailand (+40.57%) outperformed, while Taiwan (+12.97%) was the region’s the main detractor. Taiwan’s tech heavy market priced in lower export demand from weakening U.S. households.

The Emerging Europe, Middle East and Africa (EMEA) posted respectable return of 28.31%, as measured by the MSCI EM EMEA Index6. Turkey posted some of the best results for the region, gaining 75.80% as it benefited from interest rate cuts. On the other hand, U.S. dollar-denominated returns in Russia (+20.06%), Poland (+31.15%) and South Africa (+21.58%) lowered the region’s returns for the period.

Fund Review

Throughout 2007, on a regional basis we generally favored Emerging Asia over Latin America and EMEA. Over the course of the year, we did make several changes to the composition of the Fund’s portfolio. Generally speaking, the Fund continued to increase investments in most promising markets, including Brazil, Russia, India and China.Conversely, the Fund reduced exposure to the lesser performing markets of Taiwan, South Korea and Mexico, as their prospects deteriorated on the back of the softer U.S. economy. Also of note, the Fund took a reasonably bullish view on the fast growing and commodity-rich frontier market of Kazakhstan. This central Asian nation is home to approximately 3.3% of the world’s proven oil reserves and 2% of its natural gas. By the end of2007, 5.4% of the Fund’s assets was invested in Kazakhstan, primarily through the financial and energy sectors.

In terms of market capitalization, we remained heavily weighted in small- to mid-capitalization names with the majority of the Fund’s assets invested in companies with a market capitalization under U.S. $5 billion. We continue to believe that the smaller-cap arena offers the most attractive growth opportunities at reasonable valuations. In addition to our smaller-cap orientation, we maintained strong overweighted industry sector positions in consumer discretionary and industrials relative to the benchmark MSCI EM Index, and underweighted positions in energy and telecommunications. We also reduced the Fund’s exposure to the technology sector, while increasing its allocation to the materials sector.

From an individual stock-selection perspective, a pair of companies geared toward the strong global investment cycle in energy infrastructure contributed greatly to the Fund’s performance. Specifically, Welspun Gujarat Stahl Rohren Ltd. (1.1% of the Fund net assets as of December 31) witnessed strong growth by executing large orders for leading multinationals in the energy industry. Welspun is one of India’s largest pipe manufacturers, and is an approved supplier of specialized steel pipes for major oil and gas exploration and production companies around the globe. The company’s strength lay in its reputation for supplying high-quality, large-diameter pipes used in some of the most demanding environments. A positive contribution was also made by Malaysia’s KNM Group BHD (3.3% of the Fund net assets), a process engineer with good exposure to the oil and gas industry. KNM enjoyed share price appreciation following a series of acquisitions that gave it access to new proprietary technologies, helping the company ascend the value chain toward more higher-end solutions.

Some of the Fund’s holdings detracted from overall performance. Century Sunshine Ecological, (sold by yearend) a Hong Kong-listed organic fertilizer manufacturer, was denied permission by an external regulator to commence operations at its new production plant in Fujian, China. Century

Worldwide Emerging Markets Fund

Sunshine’s share price suffered as a result, given that the plant was crucial to the company’s growth prospects and the stock was sold during the second half of 2007. Copa Holdings (1.1% of the Fund net assets), a leading provider of airline passenger and cargo services in Latin America, also had a difficult second half. The combination of record-high crude oil prices and marginal increases in competition weighed heavily on the company’s operating results. Despite its second half’s disappointment, we continue to appreciate Copa’s bargain valuation and exposure to high-growth economies.

We initiated a number of new investment positions during the year, including leading Brazilian educational service provider Anhanguera Educacional Participacoes (1.0% of the Fund net assets), Hong Kong-listed China Green Holdings (2.0% of the Fund net assets) and Peruvian financial service provider Credicorp (1.0% of the Fund net assets). Each of these names provides access to the growing domestic demand dynamic within these emerging markets as their economies progress. Each of these holdings has made a positive contribution to the Fund’s performance since its purchase.

We also look to sell holdings that are relatively less attractive based on their valuation, operating and/or trading factors. During the period, we closed the Fund’s position in South Korea’s Hyunjin Materials, as it had significantly outperformed its peers and its risk-reward profile no longer remained attractive. Hyunjin is a leading metal forger with clients in diverse industries, and was the top contributor to the Fund’s returns in the first half of the year. We also exited the Fund’s entire position in Turkey’s Asya Katilim Bankasi. The Bank exhibited strong performance in 2007 and had reached our fair-value expectations at the time of sale. We also eliminated the Fund’s holding in Singapore-listed Straits Asia Resources as we felt it had become overvalued relative to comparable stocks within the coal industry.

* * *

We believe the outlook for emerging markets remains positive, although we believe that the first half of 2008 may be somewhat tricky. Infrastructure build-up in emerging market economies has continued to spur demand for commodities and manufactured capital goods. Rising income levels and increasing discretionary spending from a growing middle class within developing nations has also led to stronger domestic economic activity. These factors have resulted in brisk earnings growth for many emerging market corporations as a whole. A progressively weakening U.S. dollar has further boosted returns for U.S.-based investors in these companies.

In our opinion, the key risks for emerging markets in 2008 are mostly external and relate to global demand. Correlation across global financial markets remains high and markets will continue to display sensitivity to U.S. economic data. We think that the economic news in the U.S. and Western Europe is likely to deteriorate before it improves. While economic growth and earnings is likely to be stronger in emerging markets, we do see some downward revisions ahead. Our exposure to more domestic-demand driven small- and mid-cap stocks should provide us with some protection. Furthermore, at the time of this writing, the valuation gap between small- and mid-cap companies and their large-cap counterparts appears to us to be excessive and we are optimistic about a relative re-rating of “smid” caps across the emerging markets. Internal risks include high multiples in overbought markets, such as China, based on excessively optimistic expectations that are neither healthy nor sustainable. Also, increasing domestic inflationary pressures are a risk in a number of countries as it is engendering excessively tight monetary policies.

We appreciate your participation in the Van Eck Worldwide Emerging Markets Fund and look forward to helping you meet your investment goals in the future.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate

Worldwide Emerging Markets Fund

compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

David A. Semple
Portfolio Manager

January 25, 2008

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the fund’s performance. Indices are not securities in which investments can be made.

Worldwide Emerging Markets Fund

1 The Morgan Stanley Capital International (MSCI) Emerging Markets Index is calculated with dividends reinvested. The Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

2 The Standard & Poor’s (S&P) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

3 The MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

4 The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.

5 The MSCI EM Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.

6 The MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East and Africa.

Please note all regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

Worldwide Emerging Markets Fund

Geographical Weightings*
as of December 31, 2007
(unaudited)

Sector Breakdown** as of December 31, 2007 (unaudited)

Financial	23.5%
Industrial	22.1%
Energy	11.1%
Consumer Cyclical	10.7%
Consumer Non-cyclical	9.7%
Basic Materials	7.5%
Technology	4.5%
Communications	3.1%
Diversified	2.9%
Utilities	2.8%
Money Market Fund	2.1%

*	Percentage of net assets.

**	Percentage of investments.

Portfolio is subject to change.

Worldwide Emerging Markets Fund Top Ten Equity Holdings as of December 31, 2007* (unaudited)

KNM Group BHD
(Malaysia, 3.3%)

KNM Group is an investment holding company whose subsidiaries and associated companies are involved in integrated systems design and engineering, international procurement, manufacture of process equipments for the oil, gas, petrochemical and minerals processing industries.

Petroleo Brasileiro SA (Petrobras)
(Brazil, 3.1%)

Petrobras explores for, produces, refines, transports and markets petroleum and petroleum products, including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers and a distribution pipeline grid in Brazil and markets its products in Brazil and abroad.

Cia Vale do Rio Doce (CVRD)
(Brazil, 3.0%)

CVRD produces and sells iron ore, pellets, manganese, iron alloys, gold, kaolin, bauxite, alumina, aluminum and potash. The company owns stakes in several steel companies. CVRD also owns and operates railroads and maritime terminals in Brazil.

GVK Power & Infrastructure Ltd.
(India, 2.9%)

GVK Power & Infrastructure is a holding company of power businesses and also provides operations and maintenance services to its power assets. The company operates power plants, serving distribution companies of Andhra Pradesh in India.

Reliance Capital Ltd.
(India, 2.8%)

Reliance Capital is one of India’s leading and fastest growing private sector financial services companies. The company has interests in myriad financial services activities, including asset management and mutual funds, life and general insurance, private equity and proprietary investments.

KazMunaiGas Exploration Production (KMG EP)
(Kazakhstan, 2.6%)

KMG EP is the second largest oil company in Kazakhstan. The company carried out its initial public offering on the Kazakhstan Stock Exchange in September 2006. The company seeks to increase its oil production and replace reserves both through acquisitions and exploration in the longer term.

LUKOIL
(Russia, 2.4%)

LUKOIL explores for, produces, refines, transports and markets oil and gas, mainly from Western Siberia. The company also manufactures petrochemicals, fuels and other petroleum products. LUKOIL operates refineries and gasoline filling stations in Russia and the United States. The company transports oil through pipelines and petroleum products with its fleet of ships.

Megaworld Corp.
(Philippines, 2.3%)

Megaworld, through its subsidiaries, operates in the real estate and hotel businesses as well as provides marketing services. The company provides a wide array of product from condominiums to subdivisions developments.

SFA Engineering Corp.
(South Korea, 2.1%)

SFA Engineering’s principal activities are manufacturing and servicing technologies in factory automation and logistic management systems. The company focuses on key production and distribution attributes including quality control, communications, highly reliable production, system engineering and precision processing.

China Green Holdings Ltd.
(China, 2.0%)

Headquartered in Wanchai, Hong Kong, China Green Holdings is an investment holding company that engages in the production and sale of agricultural products primarily in Hong Kong and the People’s Republic of China. It also has operations in Japan, Europe, Australia and Africa.

*	Portfolio is subject to change.

Company descriptions courtesy of Bloomberg.com.

Worldwide Emerging Markets Fund Performance Comparison (unaudited)

These graphs compare a hypothetical $10,000 investment in the Van Eck Worldwide Emerging Markets Fund made ten years ago (Initial Class) and at inception (Class R1) with a similar investment in the MSCI Emerging Markets Free Index.

Van Eck Worldwide Emerging Markets Fund (Initial Class)
vs. MSCI Emerging Markets Index

Average Annual Total Return 12/31/07	1 Year	5 Year	10 Year

Van Eck Worldwide Emerging Markets Fund (Initial Class)[1]	37.56%	37.52%	13.65%

MSCI Emerging Markets Index	39.78%	37.44%	14.52%

Van Eck Worldwide Emerging Markets Fund (Class R1)
vs. MSCI Emerging Markets Index

Average Annual Total Return 12/31/07	1 Year	Since Inception

Van Eck Worldwide Emerging Markets Fund (Class R1)[1]	37.62%	37.59%

MSCI Emerging Markets Index	39.78%	36.35%

[1]

Inception date for the Van Eck Worldwide Emerging Markets Fund was 12/21/95 (Initial Class) and 5/1/04 (Class R1); index return for the Class R1 performance comparison is calculated as of nearest month end (4/30/04).

Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performanc e shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is calculated with dividends reinvested. The Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

Worldwide Emerging Markets Fund Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 to December 31, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007– December 31, 2007

Initial Class	Actual	$1,000.00	$1,116.90	$6.62
	Hypothetical**	$1,000.00	$1,018.95	$6.31

Class R1	Actual	$1,000.00	$1,117.50	$6.67
	Hypothetical**	$1,000.00	$1,018.90	$6.36

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2007) of 1.24% on Initial Class Shares and 1.25% on the Class R1 Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses.

Worldwide Emerging Markets Fund

Schedule of Investments

December 31, 2007

Number of Shares		Value

COMMON STOCK: 97.2%

Argentina: 1.0%
250,000	Inversiones y Representaciones S.A. (GDR) *	$3,632,500

Brazil: 11.7%
163,000	Anhanguera Educacional Participacoes S.A. *	3,479,775
284,000	BR Malls Participacoes S.A. *	3,829,213
307,200	Cia Hering *	1,812,135
374,064	Cia Vale do Rio Doce	10,665,027
329,600	Cremer S.A. *	3,055,281
345,000	Localiza Rent A CAR S.A.	3,661,264
96,000	Petroleo Brasileiro S.A. (ADR) *	11,063,040
263,000	Ultrapetrol (Bahamas) Ltd. *	4,473,630

		42,039,365

China/Hong Kong: 13.0%
9,440,000	Beijing Development * #	4,465,068
6,713,000	China Green Holdings Ltd. #	7,125,906
2,560,000	China Infrastructure Machinery Holdings Ltd. #	4,009,117
5,295,000	China Lifestyle Food &
	Beverages #	1,646,504
4,000,000	China Properties Group Ltd. #	2,439,202
12,434,000	China Rare Earth Holdings Ltd. #	2,809,563
4,000,000	CITIC International Financial #	2,474,060
196,900	Home Inns & Hotels Management, Inc. (ADR) *	7,017,516
14,311,000	PYI Corp. #	5,864,512
15,250,000	SRE Group #	3,835,325
900,000	Stella International Holdings Ltd. #	2,004,473
2,029,200	Tian An China Investment Co. Ltd. #	2,831,453
338,200	Tian An China Investment Co. Ltd. Warrants * # (HKD 10, expiring 1/2/10)	156,066

		46,678,765

Hungary: 1.3%
90,000	OTP Bank PCL #	4,539,249

India: 10.8%
355,000	Ansal Properties & infrastructure Ltd. #	3,782,881
513,019	GVK Power & Infrastructure Ltd. * #	10,301,865
431,500	Hirco PLC (GBP) * #	3,233,427
275,000	ICSA (India) Ltd.	4,136,338
341,656	Panacea Biotec Ltd. #	3,361,655
157,000	Reliance Capital Ltd. #	10,194,946
338,000	Welspun-Gujarat Stahl Ltd. #	3,865,823

		38,876,935

Number of Shares		Value

Indonesia: 0.2%
8,000,000	Mitra Adiperkasa Tbk PT #	$589,201

Israel: 1.8%
1,300,000	Israel Discount Bank Ltd. * #	3,305,814
182,500	Queenco Leisure International Ltd. (GDR) * R	3,036,464

		6,342,278

Kazakhstan: 5.4%
205,350	Eurasian Natural Resources Corp. (GDR) *	2,616,127
292,000	Halyk Savings Bank Kazakhstan (GDR) Reg S #	4,513,062
570,300	Kazakhstan Kagazy PLC (GDR) * R	2,994,075
305,000	KazMunaiGas Exploration (GDR) Reg S #	9,430,440

		19,553,704

Malaysia: 4.3%
2,100,000	CB Industrial Product Holding BHD #	3,867,648
5,092,800	KNM Group BHD #	11,720,894

		15,588,542

Mexico: 3.0%
85,000	America Movil S.A. de C.V. (ADR)	5,218,150
100,000	Fomento Economico Mexico S.A. (ADR)	3,817,000
585,000	Grupo Televisa S.A. de C.V. *	1,821,844

		10,856,994

Nigeria: 0.3%
101,900	Guaranty Trust Bank R	1,182,040

Panama: 1.1%
103,000	Copa Holdings S.A. (ADR)	3,869,710

Peru : 1.0%
45,000	Credicorp. Ltd. (ADR)	3,433,500

Philippines: 2.3%
91,000,000	Megaworld Corp. #	8,119,500

Poland: 1.0%
35,000	AmRest Holdings N.V. * #	1,880,013
417,000	Multimedia Polska S.A.* #	1,756,538

		3,636,551

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Schedule of Investments

December 31, 2007 (continued)

Number of Shares		Value

Russia: 7.6%
271,000	C.A.T. Oil A.G. * # (EUR)	$5,939,022
100,000	LUKOIL (ADR)	8,450,000
95,000	OAO Gazprom (ADR) #	5,368,153
800,000	Sberbank #	3,370,105
250,000	Sistema Hals Reg S (GDR) *	2,437,500
6,000	Vismpo-Avisma Corp. (USD) #	1,805,771

		27,370,551

Singapore: 3.7%
4,140,000	CSE Global Ltd. #	3,422,725
2,455,000	Sino-Environment Technology Group Ltd. * #	3,831,871
1,650,000	Wilmar International Ltd. #	6,131,271

		13,385,867

South Africa: 5.8%
830,000	African Banks Investments Ltd. #	4,018,716
180,000	Bidvest Group Ltd. #	3,168,096
175,000	Naspers Ltd. #	4,141,991
390,000	Spar Group Ltd. #	3,439,665
305,000	Standard Bank Group Ltd. #	4,469,008
750,000	Woolworths Holdings Ltd. #	1,760,743

		20,998,219

South Korea: 8.9%
286,000	Finetec Corp. #	3,875,692
75,500	Hyundai Mobis #	6,976,363
137,000	Inzi Controls Co. Ltd. #	827,116
116,908	SFA Engineering Corp. #	7,445,574
81,000	SSCP Co. Ltd. * #	2,711,487
45,952	Taewoong Co. Ltd. #	4,336,890
288,000	Won Ik Quartz Corp. #	1,962,466
200,000	Woori Finance Holdings Co. Ltd. #	4,014,741

		32,150,329

Taiwan: 6.8%
1,326,223	Advantech Co. Ltd. #	3,008,181
1,767,500	Awea Mechantronic Co. Ltd. #	3,222,629
2,725,000	China Ectek Corp. #	2,615,749
1,210,000	Chrome ATE, Inc. #	2,428,669
746,948	HON HAI Precision Industry Co. Ltd. #	4,603,797
1,320,000	Lumax International Corp. Ltd. #	2,859,775
826,900	MJC Probe, Inc. #	2,570,894
848,904	Novatek Microelectronics Corp. #	3,219,199

		24,528,893

Number of Shares		Value

Thailand: 0.9%
1,675,000	Airports of Thailand PCL #	$2,840,997
668,976	Minor International PCL	361,448

		3,202,445

Turkey: 4.4%
30,000	BIM Birlesik Magazalar A.S. #	2,676,535
1,249,999	GSD Holding * #	1,606,074
620,000	Sinpas Gayrimenkul Yatrim Ortakligi A.S. * #	4,336,931
490,000	Tav Havalimanlari Holding A.S. * #	4,462,802
499,800	Tekfen Holding A.S. *	2,750,019

		15,832,361

Ukraine: 0.9%
107,800	XXI Century Investments Public Ltd. (GBP)* #	3,070,251

Total Common Stocks
(Cost: $257,579,668)		349,477,750

PREFERRED STOCK: 1.5%
Brazil: 1.5%
192,000	Cia Vale do Rio Doce (ADR)	5,372,160

Total Preferred Stocks
(Cost: $385,202)		5,372,160

MONEY MARKET FUND: 2.2%
(Cost: $7,701,032)

7,701,032	AIM Treasury Portfolio - Institutional Class	7,701,032

Total Investments: 100.9%
(Cost: $265,665,902)		362,550,942
Liabilities in excess of other assets: (0.9)%		(3,087,388)

NET ASSETS: 100.0%		$359,463,554

ADR	-	American Depositary Receipt
EUR	-	Euro
GBP	-	British Pound
GDR	-	Global Depositary Receipt
HKD	-	Hong Kong Dollar
USD	-	United States Dollar

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Schedule of Investments

December 31, 2007 (continued)

*	-	Non-income producing

#	-

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $250,664,154 which represented 69.7% of net assets.

R	-

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities are considered liquid, and the market value amounted to $7,212,579 or 2.0% of net assets.

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Guaranty Trust Bank	7/20/2007	101,900	$1,141,280	$1,182,040	0.3%
Kazakhstan Kagazy PLC (GDR)	7/19/2007	510,300	2,551,500	2,679,075	0.7
Kazakhstan Kagazy PLC (GDR)	11/15/2007	60,000	327,491	315,000	0.1
Queenco Leisure International Ltd.	7/3/2007	128,500	2,448,979	2,138,003	0.6
Queenco Leisure International Ltd.	7/5/2007	54,000	1,032,849	898,461	0.3

			$7,502,099	$7,212,579	2.0%

Summary of Investments by Sector (unaudited)	Investments	Value

Basic Materials	7.5%	$27,168,439
Communications	3.1	11,116,679
Consumer Cyclical	10.7	38,795,188
Consumer Non-cyclical	9.7	35,339,575
Diversified	2.9	10,383,183
Energy	11.1	40,250,655
Financial	23.5	85,042,683
Industrial	22.1	80,094,306
Technology	4.5	16,357,337
Utilities	2.8	10,301,865

Total Foreign Common and Preferred Stocks	97.9	354,849,910
Money Market Fund	2.1	7,701,032

	100.0%	$362,550,942

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Statement of Assets and Liabilities December 31, 2007

Assets:
Investments, at value (Cost $265,665,902)	$362,550,942
Foreign currency (Cost: $1,008,334)	1,004,578
Receivables:
Shares of beneficial interest sold	232,811
Dividends and interest	287,230
Prepaid expenses and other assets	80,241

Total assets	364,155,802

Liabilities:
Payables:
Shares of beneficial interest redeemed	1,205,346
Investments purchased	1,197,991
Due to Adviser	319,704
Deferred Trustee fees	20,267
Accrued expenses	1,948,940

Total liabilities	4,692,248

NET ASSETS	$359,463,554

Initial Class Shares:
Net Assets	$255,052,041

Shares of beneficial interest outstanding	9,202,949

Net asset value, redemption and offering price per share	$27.71

Class R1 Shares:
Net Assets	$104,411,513

Shares of beneficial interest outstanding	3,772,768

Net asset value, redemption and offering price per share	$27.68

Net Assets consist of:
Aggregate paid in capital	$145,673,493
Unrealized appreciation of investments and foreign currency transactions	95,159,733
Accumulated net investment loss	(20,103)
Undistributed net realized gain on investments and foreign currency transactions	118,650,431

$359,463,554

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Statement of Operations Year Ended December 31, 2007

Income
Dividends (net of foreign taxes withheld of $484,970)		$5,083,545
Interest		547,382

Total income		5,630,927
Expenses:
Management fees	$3,351,689
Custodian fees	446,032
Professional fees	102,563
Insurance	69,937
Trustees’ fees and expenses	48,356
Reports to shareholders	60,889
Transfer agent fees - Initial Class Shares	11,994
Transfer agent fees - R1 Class Shares	11,959
Interest	24,932
Other	12,623

Total expenses	4,140,974

Net investment income		1,489,953

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		123,140,015
Net realized loss on foreign currency transactions and foreign forward currency contracts		(3,234,278)
Net change in unrealized appreciation (depreciation) of investments		(17,656,412)

Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities and foreign forward currency contracts		(1,687,867)

Net realized and unrealized gain on investments		100,561,458

Net Increase in Net Assets Resulting from Operations		$102,051,411

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Statements of Changes in Net Assets

	Year Ended December 31,

	2007	2006

Operations:
Net investment income	$1,489,953	$1,702,134
Net realized gain on investments, forward currency contracts, and foreign currency transactions	119,905,737	56,560,475
Net change in unrealized appreciation (depreciation) on investments and foreign denominated assets and liabilities	(19,344,279)	33,379,517

Net increase in net assets resulting from operations	102,051,411	91,642,126

Dividends and distributions to shareholders:
Dividends from net investment income
Initial Class Shares	(1,042,700)	(1,321,301)
Class R1 Shares	(393,121)	(396,892)

	(1,435,821)	(1,718,193)

Distributions from net realized capital gains
Initial Class Shares	(41,186,658)	(20,803,043)
Class R1 Shares	(15,528,299)	(6,248,813)

	(56,714,957)	(27,051,856)

Total dividends and distributions	(58,150,778)	(28,770,049)

Share transactions*:
Proceeds from sales of shares
Initial Class Shares	88,307,515	45,529,551
Class R1 Shares	30,171,287	27,780,010

	118,478,802	73,309,561

Reinvestment of dividends and distributions
Initial Class Shares	42,229,358	22,124,345
Class R1 Shares	15,921,421	6,645,705

	58,150,779	28,770,050

Cost of shares redeemed
Initial Class Shares	(126,405,628)	(93,077,433)
Class R1 Shares	(35,930,066)	(25,139,695)
Reimbursement of transaction costs	—	114,358
Redemption fees	60,418	63,159

	(162,275,276)	(118,039,611)

Net increase (decrease) in net assets resulting from share transactions	14,354,305	(15,960,000)

Total increase in net assets	58,254,938	46,912,077
Net Assets:
Beginning of year	301,208,616	254,296,539

End of year (including undistributed (accumulated) net investment income (loss) of ($20,103) and $1,392,631, respectively)	$359,463,554	$301,208,616

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	3,517,544	2,152,718
Shares reinvested	2,086,431	1,110,659
Shares redeemed	(5,222,182)	(4,391,614)

Net increase (decrease)	381,793	(1,128,237)

Class R1 Shares:
Shares sold	1,245,604	1,327,433
Shares reinvested	787,799	333,955
Shares redeemed	(1,500,481)	(1,247,735)

Net increase	532,922	413,653

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Financial Highlights
For a share outstanding throughout each year:

	Initial Class

	Year Ended December 31,

	2007		2006		2005		2004		2003

Net Asset Value, Beginning of Year	$24.98		$19.91		$15.21		$12.15		$7.89

Income (Loss) from Investment Operations:
Net Investment Income	0.12		0.14		0.20		0.15		0.13
Net Realized and Unrealized Gain on Investments	7.47		7.15		4.63		2.98		4.14

Total from Investment Operations	7.59		7.29		4.83		3.13		4.27

Less:
Dividends from Net Investment Income	(0.12)		(0.13)		(0.13)		(0.07)		(0.01)
Distributions from Net Realized Capital Gains	(4.74)		(2.09)		—		—		—

Total Dividends and Distributions	(4.86)		(2.22)		(0.13)		(0.07)		(0.01)

Redemption fees	—(	c)	—(	c)	—(	c)	—(	c)	—

Net Asset Value, End of Year	$27.71		$24.98		$19.91		$15.21		$12.15

Total Return (a)	37.56%		39.51%		32.00%		25.89%		54.19%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$255,052		$220,361		$198,077		$169,845		$176,308
Ratio of Gross Expenses to Average Net Assets	1.23%		1.33%		1.35%		1.39%		1.43%
Ratio of Net Expenses to Average Net Assets (b)	1.23%		1.33%		1.34%		1.36%		1.34%
Ratio of Net Investment Income to Average
Net Assets	0.45%		0.63%		1.10%		1.07%		1.27%
Portfolio Turnover Rate	80%		52%		65%		81%		63%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the ratio of net expenses to average net assets would be 1.30% for the year ended December 31, 2003.The ratio for all other years shown would be unchanged if any interest expense incurred during those years were excluded.

(c)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Financial Highlights
For a share outstanding throughout each period:

	Class R1 Shares

				For the Period
				May 1, 2004*
	Year Ended December 31,			Through
				December 31,
	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$24.95	$19.89	$15.21	$11.94

Income from Investment Operations:
Net Investment Income	0.11	0.13	0.17	0.06
Net Realized and Unrealized Gain on Investments	7.48	7.15	4.64	3.21

Total from Investment Operations	7.59	7.28	4.81	3.27

Less:
Dividends from Net Investment Income	(0.12)	(0.13)	(0.13)	—
Distributions from Net Realized Capital Gains	(4.74)	(2.09)	—	—

Total Dividends and Distributions	(4.86)	(2.22)	(0.13)	—

Redemption fees	— (c)	— (c)	— (c)	—	(c)

Net Asset Value, End of Period	$27.68	$24.95	$19.89	$15.21

Total Return (a)	37.62%	39.49%	31.86%	27.39	%(e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$104,412	$80,848	$56,219	$25,906
Ratio of Gross Expenses to Average Net Assets	1.24%	1.35%	1.38%	1.52	%(d)
Ratio of Net Expenses to Average Net Assets (b)	1.24%	1.35%	1.36%	1.39	%(d)
Ratio of Net Investment Income to Average Net Assets	0.42%	0.62%	1.04%	1.27	%(d)
Portfolio Turnover Rate	80%	52%	65%	81	%(e)

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the ratio of net expenses to average net assets would be 1.23% for the year ended December 31, 2007.The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods were excluded.

(c)	Amount represents less than $0.005 per share.

(d)	Annualized

(e)	Not annualized

*	Inception date of Class R1 Shares.

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Notes to Financial Statements
December 31, 2007

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Emerging Markets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund offers two classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund, and Class R1 Shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains and losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. Use of Derivative Instruments

Option Contracts—The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon

Worldwide Emerging Markets Fund

Notes To Financial Statements (continued)

expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. There were no written options outstanding at December 31, 2007.

Futures—The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit (“initial margin”) as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the fund is required to make additional margin payments (“variation margin”) to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts, if any, are separately disclosed. There were no futures contracts outstanding at December 31, 2007.

Note 3—Management Fees—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.30% of average daily net assets except interest, taxes, and extraordinary expenses for the period January 1, 2004 through April 30, 2005 and 1.40% from May 1, 2005 through April 30, 2008. For the year ended December 31, 2007, no expenses were assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Investments—For the year ended December 31, 2007, purchases and sales of securities, other than U.S. government securities and short-term obligations, aggregated $257,619,540 and $282,453,752, respectively.

Note 5—Income Taxes—For federal income tax purposes, the identified cost of investments owned at December 31, 2007 was $268,296,798 and net unrealized appreciation aggregated $94,254,144 of which $115,001,921 related to appreciated securities and $20,747,777 related to depreciated securities.

At December 31, 2007, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	20,558,365
Undistributed long-term capital gains	100,722,962
Other temporary difference	(20,103)
Unrealized appreciation	92,528,837

Total	213,790,061

The tax character of dividends and distributions paid to shareholders was as follows:

	During the Year Ended December 31,
	2007	2006

Ordinary income	$23,798,032	$4,857,449
Long term capital gains	34,352,746	23,912,600

Total	$58,150,778	$28,770,049

During 2007, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $1,466,866, increased undistributed realized gain by $1,452,040 and increased paid in capital by $14,826. Net assets were not affected by this reclassification. This difference was primarily due to foreign currency transactions and tax treatment of net operating losses.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

At December 31, 2007, the aggregate shareholder accounts of three insurance companies own approximately 73%, 8%, and 7% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares.

Note 7—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 8—Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S.

Worldwide Emerging Markets Fund

Notes To Financial Statements (continued)

dollar. At December 31, 2007, the Fund had no forward foreign currency contracts outstanding.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 10—Equity Swap—The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk.

Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. There were no outstanding equity swaps at December 31, 2007.

Note 11—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2007, the Fund borrowed under this Facility. The average daily balance during the 5 day period during which the loan was outstanding amounted to $3,530,853, and the weighted average interest rate was 5.93%. At December 31, 2007, there were no outstanding borrowings by the Fund under the Facility.

Note 12—New Accounting Policies—In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how certain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years. The Fund adopted the provisions of FIN 48, evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Fund’s financial statements.

Note 13—Regulatory Matters—In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff was considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC and, to the best knowledge of the Adviser, no formal recommendation has been made to the SEC to date. There cannot be any assurance that, if the SEC were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined. The Board and the Adviser are currently working to resolve outstanding issues relating to these matters.

Note 14—Subsequent Event—A distribution of $9.695 per share from net realized capital gains ($1.645 per share short-term and $8.05 per share long-term) was paid on January 31, 2008 to shareholders of record of the Initial Class Shares and the Class R1 Shares as of January 30, 2008 with a reinvestment date of January 31, 2008.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Van Eck Worldwide Insurance Trust and
the Shareholders of Worldwide Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Emerging Markets Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Emerging Markets Fund at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 13, 2008

Worldwide Emerging Markets Fund

Board of Trustees/Officers (unaudited)

Trustee’s Name, Address[1] and Age	Position(s) Held with Fund Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held Outside the Fund Complex [3]

Independent Trustees:

Jon Lukomnik 51‡¶	Trustee since March 2006	Managing Partner, Sinclair Capital LLC; Consultant to various asset management companies.	9	None

Jane DiRenzo Pigott 50‡¶	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	9	Director, MetLife Investment Funds, Inc.; Director and Chair of Audit Committee of 3E Company.

Wayne H. Shaner 60‡¶	Trustee since March 2006	Investment Adviser, Torray LLC, January 2008 to present; Managing Partner, Rockledge Partners LLC, 2003 to 2007; Public Member Investment Committee, Maryland State Retirement System since 1991; Vice President, Investments, Lockheed Martin Corporation (formerly Martin Marietta Corporation), 1976-September 2003.	9	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 54‡¶	Vice Chairman and Trustee since June 2004	Vice Chairman, W. P. Stewart & Co., Inc., September 2007 to present; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007; President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; President, Matrix Global Investments, Inc. and predecessor company (private investment company), Sept. 1995 to Jan. 1999.	17	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 48‡¶	Chairman and Trustee since 1994	President and CEO, SmartBrief.com	17	None

Robert L. Stelzl 62‡¶	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; Principal, Colony Capital, Inc., 1990 to 2004.	9	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

Worldwide Emerging Markets Fund

Board of Trustees/Officers (unaudited) (continued)

Officer’s Names, Address[1] and Age	Position(s), Term of Office[2] and Length of Time with the Trust	Principal Occupations During Past Five Years

Officers:

Charles T. Cameron 47	Vice President since 1996	Director of Trading, Van Eck Associates Corporation; Co-Portfolio Manager, Worldwide Bond Fund Series; Officer of three other investment companies advised by the Adviser.

Keith J. Carlson 51	Chief Executive Officer and President since 2004

President, Van Eck Associates Corporation and President, Van Eck Securities Corporation since February 2004; Private Investor, June 2003 – January 2004; Independent Consultant, Waddell & Reed, Inc., April 2003 – May 2003; Senior Vice President, Waddell & Reed, Inc., December 2002 – March 2003; President/Chief Executive Officer/Director/Executive Vice President/Senior Vice President, Mackenzie Investment Management Inc., April 1985 – December 2002. President/Chief Executive Officer/Director, Ivy Mackenzie Distributors, Inc., June 1993 – December 2002; Chairman/Director/ President, Ivy Mackenzie Services Corporation, June 1993 – December 2002; Chairman/Director/Senior Vice President, Ivy Management Inc., January 1992 – December 2002; Officer of three other investment companies advised by the Adviser.

Susan C. Lashley 52	Vice President since 1988	Vice President, Van Eck Associates Corporation; Vice President, Mutual Fund Operations, Van Eck Securities Corporation; Officer of three other investment companies advised by the Adviser.

Thomas K. Lynch 51	Chief Compliance Officer since 2006

Chief Compliance Officer, Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corp., since January 2007; Vice President, Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corp., and Treasurer of Van Eck Mutual Funds, April 2005 – December 2006; Second Vice President, Investment Reporting, TIAA- CREF, January 1996 – April 2005; Senior Manager, Audits, Grant Thornton, December 1993 – January 1996; Senior Manager, Audits, McGladrey & Pullen, December 1986 – December 1993; Officer of three other investment companies advised by the Adviser.

Joseph J. McBrien 59	Senior Vice President and Secretary since 2005

Senior Vice President, General Counsel and Secretary, Van Eck Associates Corporation, Van Eck Securities Corporation and Van Eck Absolute Return Advisers Corp., since December 2005; Managing Director, Chatsworth Securities LLC, March 2001 – November 2005; Private Investor/Consultant, September 2000 – February 2001; Executive Vice President and General Counsel, Mainstay Management LLC, September 1999 – August 2000; Officer of three other investment companies advised by the Adviser.

Alfred J. Ratcliffe 60	Vice President and Treasurer since December 2006

Vice President, Van Eck Associates Corporation since November 2006; Vice President and Director of Mutual Fund Accounting and Administration, PFPC, March 2000 to November 2006; First Vice President and Treasurer, Zweig Mutual Funds, March 1995 to December 1999; Vice President and Director of Mutual Fund Accounting and Administration, The Bank of New York, December 1987 to March 1995; Officer of three other investment companies advised by the Adviser.

Worldwide Emerging Markets Fund

Board of Trustees/Officers (unaudited) (continued)

Officer’s Names, Address[1] and Age	Position(s), Term of Office[2] and Length of Time with the Trust	Principal Occupations During Past Five Years

Jonathan R. Simon 33	Vice President and Assistant Secretary since 2006

Vice President, Associate General Counsel, Van Eck Associates Corporation, Van Eck Securities Corporation and Van Eck Absolute Return Advisers Corp. since August 2006, Associate, Schulte Roth & Zabel LLP, July 2004 – July 2006; Associate, Carter Ledyard & Milburn LLP, September 2001 – July 2004; Officer of three other investment companies advised by the Adviser.

Bruce J. Smith 52	Senior Vice President and Chief Financial Officer since 1985

Senior Vice President and Chief Financial Officer, Van Eck Associates Corporation; Senior Vice President, Chief Financial Officer, Treasurer and Controller, Van Eck Securities Corporation and Van Eck Absolute Return Advisers Corp.; Officer of three other investment companies advised by the Adviser.

Derek S. van Eck[4] 43	Executive Vice President since 2004

Director of Van Eck Associates Corporation; Director and Executive Vice President, Van Eck Securities Corporation; Director and Executive Vice President, Van Eck Absolute Return Advisers Corp.; Director, Greylock Capital Associates LLC; Officer of three other investment companies advised by the Adviser.

Jan F. van Eck[4] 44	Executive Vice President since 2005

Director and Executive Vice President, Van Eck Associates Corporation; Director, Executive Vice President and Chief Compliance Officer, Van Eck Securities Corporation; Director and President, Van Eck Absolute Return Advisers Corp.; Director, Greylock Capital Associates LLC; Trustee, Market Vectors ETF Trust; Officer of three other investment companies advised by the Adviser.

[1]	The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

[2]

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. Officers are elected annually by the Trustees.

[3]	The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

[4]	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.

‡	Member of the Governance Committee.

¶	Member of the Audit Committee.

Tax Information (unaudited)

The Fund intends to pass through foreign tax credits in the maximum amount of $2,841,071. The gross foreign source income earned during the fiscal year 2007 by the Fund was $7,953,589.

Investment Adviser: Distributor:	Van Eck Associates Corporation Van Eck Securities Corporation 99 Park Avenue, New York, NY 10016 www.vaneck.com
Account Assistance:	(800) 544-4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert"
     and "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal  accountant for the Worldwide  Insurance Trust, billed audit fees of $168,000 for 2007 and $161,600 for 2006.

b)   Audit-Related Fees

     None

c)   Tax Fees

     Ernst & Young billed tax fees of $23,111 for 2007 and $19,250 for 2006.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Emerging Markets Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Emerging Markets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         ----------------------------------
Date  March 4, 2008
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  March 4, 2008
      -----------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  March 4, 2008
      -----------------